SUPPLEMENT TO THE

PROSPECTUSES AND SUMMARY PROSPECTUSES

OF

WELLS FARGO ADVANTAGE CORE BOND FUND

  (the "Fund")

Effective immediately, the prospectuses and summary prospectuses are revised to reflect the following change:

The sections entitled “Principal Investment Strategies” contained in the summary prospectuses and in the Fund Summaries and The Funds sections of the statutory prospectuses for the Fund are amended as follows:

Current language	Replacement language
While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 5½ years.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 10% of that of the Fund’s benchmark.  (The Fund’s benchmark, the Barclays U.S. Aggregate Bond index, had a duration of 5.60 years, as of June 30, 2014.)

August 14, 2014                                                                                                                      IFAM084/P1003SP